UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2004




                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                    000-24960                88-0320154
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)           Identification No.)


         400 Birmingham Hwy., Chattanooga, TN                     37419
       (Address of principal executive offices)                 (Zip Code)


                                 (423) 821-1212
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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Section 1.       Registrant's Business and Operations

                 Item 1.01      Entry into a Material Definitive Agreement.

                                Not applicable.

                 Item 1.02      Termination of a Material Definitive Agreement.

                                Not applicable.

                 Item 1.03      Bankruptcy or Receivership.

                                Not applicable.

Section 2.       Financial Information

                 Item 2.01      Completion of Acquisition or Disposition of Assets.

                                Not applicable.

                 Item 2.02      Results of Operations and Financial Condition.

                                On Monday, October 18, 2004, Covenant Transport, Inc., a Nevada corporation (the "Company"), issued a press release (the "Earnings Release") announcing its financial and operating results for the quarter and nine month period ended September 30, 2004, after the close of the market.
                                A copy of the Earnings Release is attached to this report as Exhibit 99.1.

                                On Tuesday, October 19, 2004, the Company held a conference call to discuss the Earnings Release and other matters. The prepared remarks for the conference call, which contain certain statistical and financial data in addition to that contained in the Earnings Release, are attached to this report as Exhibit 99.2.

                                In addition, on October 6, 2004, the Company issued a press release (the "Pre-Release") announcing updated earnings guidance for the quarter ended September 30, 2004.  A copy of the Pre-Release is attached to this report as Exhibit 99.3.

                                The Earnings Release, prepared remarks for the conference call, and Pre-Release also are available on the Company's website, www.covenanttransport.com, under "Investor Relations-Press Releases."

                                The information contained in this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the
                                Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                The information in this report and the exhibits hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of
                                1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.
                                Actual results may differ from those anticipated by forward-looking statements. Please refer to the
                                Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

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                 Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
                                Arrangement of a Registrant.

                                Not applicable.

                 Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

                                Not applicable.

                 Item 2.05      Costs Associated with Exit or Disposal Activities.

                                Not applicable.

                 Item 2.06      Material Impairments.

                                Not applicable.

Section 3.       Securities and Trading Markets

                 Item 3.01      Notice of  Delisting  or Failure to Satisfy a  Continued  Listing  Rule or  Standard;
                                Transfer of Listing.

                                Not applicable.

                 Item 3.02      Unregistered Sales of Equity Securities.

                                Not applicable.

                 Item 3.03      Material Modification to Rights of Security Holders.

                                Not applicable.

Section 4.       Matters Related to Accountants and Financial Statements

                 Item 4.01      Changes in Registrant's Certifying Accountant.

                                Not applicable.

                 Item 4.02      Non-Reliance on Previously  Issued Financial  Statements or a Related Audit Report or
                                Completed Interim Review.

                                Not applicable.

Section 5.       Corporate Governance and Management

                 Item 5.01      Changes in Control of Registrant.

                                Not applicable.

                 Item 5.02      Departure of Directors or Principal Officers;  Election of Directors;  Appointment of
                                Principal Officers.

                                Not applicable.

                 Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                Not applicable.

                 Item 5.04      Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                                Not applicable.

                 Item 5.05      Amendments to the Registrant's  Code of Ethics,  or Waiver of a Provision of the Code
                                of Ethics.

                                Not applicable.

Section 6.       [Reserved]

Section 7.       Regulation FD

                 Item 7.01      Regulation FD Disclosure.

                                Not applicable.

Section 8.       Other Events

                 Item 8.01      Other Events.

                                Not applicable.

Section 9.       Financial Statements and Exhibits

                 Item 9.01      Financial Statements and Exhibits.

                                (a)  Financial statements of businesses acquired.

                                     Not applicable.

                                (b)  Pro forma financial information.

                                     Not applicable.

                                (c)  Exhibits.

                                     EXHIBIT
                                     NUMBER     EXHIBIT DESCRIPTION
                                     -------    ---------------------------------------------------------------
                                      99.1      Covenant  Transport,  Inc. press release  announcing  financial and  operating  results for the  quarter and nine month  period ended September 30, 2004
                                      99.2      Prepared remarks for conference call concerning financial and operating results for the quarter and nine month period ended
                                                September 30, 2004
                                      99.3      Covenant Transport, Inc. press release announcing updated earnings guidance for the quarter ended September 30, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COVENANT TRANSPORT, INC.


Date: October 19, 2004      By:    /s/ Joey B. Hogan
                               -------------------------------------------------
                                       Joey B. Hogan
                                       Executive Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX
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         EXHIBIT
         NUMBER     EXHIBIT DESCRIPTION
         ------     -----------------------------------------------------------
          99.1      Covenant Transport, Inc. press release announcing financial and operating results for the quarter and nine month period ended September 30, 2004

          99.2 Prepared remarks for conference call concerning financial and operating results for the quarter and nine month period ended September 30, 2004

          99.3 Covenant Transport, Inc. press release announcing updated earnings guidance for the quarter ended September 30, 2004
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